UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

CARDCONNECT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36846	46-5380892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Continental Drive, Suite 300, King of Prussia, PA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 581-2200

FinTech Acquisition Corp., 712 Fifth Ave, 8th Floor, New York, NY 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed on July 27, 2016, CardConnect Corp. (f/k/a FinTech Acquisition Corp.) (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with each of FTVENTURES III, L.P., FTVENTURES III-N, L.P. and FTVENTURES III-T, L.P., each a stockholder of the Company, certain other stockholders of the Company and an affiliate of Betsy Cohen, who is a director of the Company (collectively the “Investors”). On July 29, 2016, the Company issued and sold 467,647 shares (the “Shares”) of the Company’s common stock (“Common Stock”) pursuant to the Purchase Agreements for an aggregate purchase price of $4,700,000 (the “Offering”). Of the Shares sold in the Offering, 350,000 shares were sold at a purchase price of $10.00 per share, and the remaining 117,647 shares, which were sold to the affiliate of Mrs. Cohen, were sold at a purchase price of $10.20 per share, the most recent closing bid price of the Common Stock, as required by applicable NASDAQ Listing Rules. The Shares were sold to the Investors in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

The closing of the Offering occurred immediately prior to the closing of the merger of FTS Holding Corporation (“Target”) with and into FinTech Merger Sub, Inc. (the “Merger”), pursuant to the Agreement and Plan of Merger, dated March 7, 2016, as amended (the “Merger Agreement”). The Company used the proceeds from the Offering to pay a portion of the cash consideration for the Merger, repay Target’s existing debt in connection with the Merger, pay transaction expenses relating to the Merger and redeem shares of Common Stock in connection with the Merger pursuant to the Company’s charter.

All of the shares purchased by the Investors are subject to transfer restrictions pursuant to the letter agreement entered into in connection with the Merger (the “Letter Agreement”), which provides that (i) the stockholders of the Company party thereto will not to sell, transfer or otherwise dispose of any shares of Common Stock for a period of 180 days following the consummation of the Merger, subject to certain exceptions, and (ii) certain stockholders of the Company waive their registration rights under their existing registration rights agreement with the Company dated February 12, 2015.

All shares purchased by the Investors, other than shares held by the affiliate of Betsy Cohen, are entitled to registration rights with respect to all Shares purchased in the Offering pursuant to the registration rights agreement entered into in connection with the Merger.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 28, 2016 the Company held a special meeting of shareholders. At the special meeting, shareholders voted on the following matters: (1) a proposal to approve the Merger and adopt the Merger Agreement, (2) a proposal to approve and adopt amendments to the Company’s amended and restated certificate of incorporation (the “Charter”) to (a) increase the amount of authorized common and preferred stock, (b) declassify the Company’s board of directors so that there is one class of directors without staggered terms of office, and make related changes, and (c) provide for additional changes, principally including changing the Company’s name from “FinTech Acquisition Corp.” to “CardConnect Corp.” and removing provisions applicable only to special purpose acquisition companies, (3) a proposal to approve, for purposes of complying with applicable NASDAQ Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock and the resulting change of control in connection with the Merger, and (4) a proposal to approve and adopt the CardConnect Corp. 2016 Omnibus Equity Compensation Plan (an equity-based incentive plan). The results of the shareholders’ votes are reported below:

1.	With respect to the approval of the Merger Agreement, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
10,965,515	882,441	0	0

Total Shares Exercising Redemption Rights: 1,119,051

2.	With respect to the approval of the proposed amendment to the Company’s Charter to increase the Company’s authorized common stock and preferred stock, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,238,159	601,690	8,107	0

3.	With respect to the approval of the proposed amendment to the Company’s Charter to declassify the terms of the Company’s board of directors so that there will is one class of directors without staggered terms of office, and to make certain related changes, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,238,159	601,690	8,107	0

4.	With respect to the approval of the proposed amendment to the Company’s Charter to provide for additional changes to the Company’s Charter, principally including changing the Company’s corporate name from “FinTech Acquisition Corp.” to “CardConnect Corp.” and removing provisions applicable only to special purpose acquisition companies, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,238,014	601,835	8,107	0

5.	With respect to the approval of the proposal to approve, for purposes of complying with applicable NASDAQ Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock and the resulting change of control in connection with the Merger, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,238,159	601,690	8,107	0

6.	With respect to the approval of the proposal to adopt the CardConnect Corp. 2016 Omnibus Equity Compensation Plan, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,238,159	601,835	8,107	0

Item 8.01 Other Events

On July 28, 2016, the Company issued a press release announcing the results of the special meeting of the Company’s stockholders, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

On August 1, 2016, the Company issued a press release announcing the completion of the Merger, a copy of which is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information set forth in this Item 8.01, including the text of the press releases attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated July 28, 2016.
99.2	Press Release dated August 1, 2016.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDCONNECT CORP.

Dated: August 1, 2016	By:	/s/ Jeffrey Shanahan
	Name:	Jeffrey Shanahan
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 28, 2016.
99.2	Press Release dated August 1, 2016.